The Gabelli Westwood Funds                                                497(e)
One Corporate Center                          Registration Statement No. 33-6790
Rye, New York 10580


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 Supplement dated May 1, 1998 to Service Class Prospectus dated January 28, 1998




         The portfolio investment policies of the Equity Fund appearing on page 6 of the Prospectus are hereby supplemented to reflect that: "The Equity Fund will not invest in below investment grade securities which are rated below 'C' by S&P or Moody's."

         The "Foreign Securities" risk disclosure appearing on page 12 of the Prospectus is hereby supplemented by adding the following paragraph as the second paragraph of that section:

         Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary and fiscal policies, possible foreign withholding taxes, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

         The "General Information" section appearing on page 30 of the Prospectus is hereby supplemented by adding the following sentence at the end of the second paragraph of that section: "Investors may inquire about classes of shares not offered by this prospectus by calling 1-800-GABELLI."


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